Exhibit 10.3

Execution Version

RATIFICATION, REAFFIRMATION AND CONFIRMATION OF TRANSACTION

DOCUMENTS

This RATIFICATION, REAFFIRMATION AND CONFIRMATION OF TRANSACTION DOCUMENTS (this “Agreement”) is made as of April 23, 2019 by MS LOAN NT-I, LLC, a Delaware limited liability company (“NT-I”), MS LOAN NT-II, LLC, a Delaware limited liability company (“NT-II”), CLNC Credit 1, LLC, a Delaware limited liability company (“Credit 1”), CLNC Credit 2, LLC, a Delaware limited liability company (“Credit 2”), CLNC CREDIT 1UK, LLC, a Delaware limited liability company (“UK Seller”), CLNC CREDIT 1EU, LLC, a Delaware limited liability company (“EU Seller”, and together with NT-I, NT-II, Credit 1, Credit 2 and UK Seller, individually or collectively, as the context may require, “Seller”), CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company (“Guarantor”), and MORGAN STANLEY BANK, N.A. (“Buyer”; each of Buyer, Seller and Guarantor, a “Party” and collectively the “Parties”). All capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Second A&R MRA (as defined below).

RECITALS:

A. WHEREAS, NT-I, NT-II, Credit 1, Credit 2 and Buyer entered into that certain Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of April 20, 2018 (the “First A&R MRA”).

B. WHEREAS, the First A&R MRA has been amended and restated pursuant to that certain Second Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of the date hereof (the “Second A&R MRA”) by and between Buyer and Seller, and certain of the Transaction Documents (as defined in the First A&R MRA) have been amended and restated concurrently therewith (collectively, the “Restated Documents”).

C. WHEREAS, certain of the Parties hereto entered into certain Transaction Documents (as defined in the First A&R MRA) on and since April 20, 2018 (including, without limitation, the Amended and Restated Guaranty Agreement, dated as of April 20, 2018, made by Guarantor in favor of Buyer), which have not been amended and restated as of the date hereof (collectively, the “Original Transaction Documents”).

D. WHEREAS, in connection with the execution and delivery of the Second A&R MRA, each Party has agreed to ratify, reaffirm and confirm its respective obligations under the Original Transaction Documents to which it is a party.

NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

Each Party hereby consents to the execution and delivery of the Second A&R MRA and the Restated Documents and hereby (i) unconditionally ratifies, reaffirms and confirms its obligations under the Original Transaction Documents and the Transaction

Documents to which it is a party, (ii) acknowledges and agrees that (x) such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents, (y) that any reference in the Original Transaction Documents to the First A&R MRA, any other document that has been amended and restated as of the date hereof or any term defined therein shall be deemed to refer to the Second A&R MRA, the applicable Restated Document and the applicable term defined therein, and (z) the term “Transaction Documents” (as defined in the Second A&R MRA) shall be deemed to include the Original Transaction Documents. Each Seller (i) represents, warrants and covenants that it is not in default under any of the Original Transaction Documents or the Transaction Documents to which it is a party, and (ii) represents and warrants that, to its knowledge, it does not have any claims, actions, causes of action, suits, or defenses against Buyer for or by reason of any matter, cause or thing whatsoever relating to the Transaction.

This Agreement may not be amended nor any provision hereof waived or modified except by an instrument in writing signed by the Parties.

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof, except for Section 5-1401 of the General Obligations Law of the State of New York.

This Agreement may be executed in any number of counterparts, and by each of the Parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which taken together shall constitute one and the same document. Delivery of an executed counterpart of this Agreement in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

BUYER:

MORGAN STANLEY BANK, N.A., a national bank association

By:	/s/ Anthony Preisano
Name: Anthony Preisano
Title: Authorized Signatory

SELLER:

MS LOAN NT-I, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

MS LOAN NT-II, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 1, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 2, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 1UK, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 1EU, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

GUARANTOR:

CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President